SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                               ___________________


                                    Form 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                December 3, 1996

                               ___________________


                               HOWELL CORPORATION

             (Exact name of registrant as specified in its charter)


                                    Delaware
                         (State or other jurisdiction of
                         incorporation or organization)



              1-8704                          74-1223027
     (Commission File Number)    (I.R.S. Employer Identification No.)



     1111 Fannin, Suite 1500, Houston, Texas        77002
     (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code:  (713) 658-4000

Item 2.  Disposition of Assets

     On December 3, 1996 (the "Closing Date"), Genesis Crude Oil, L.P., a Delaware limited partnership ("Buyer"), Genesis Energy, L.P., a Delaware limited partnership ("MLP"), and Genesis Energy, L.L.C., a Delaware limited liability company ("LLC"), entered into a Purchase & Sale and Contribution & Conveyance Agreement ("Agreement") with Howell Corporation and certain of its subsidiaries ("Registrant") and Basis Petroleum, Inc. ("Basis"), a subsidiary of Salomon Inc ("Salomon"). Pursuant to the Agreement, Registrant agreed to sell and convey certain of its assets to Buyer. These assets consist of the crude oil gathering and marketing operations and pipeline operations of Registrant (referred to hereafter as the "Business").

  Buyer was formed by MLP and LLC to acquire the Business from Registrant and similar assets from Basis. MLP is owned 98% by limited partners and 2% by LLC, which is the general partner. LLC is owned 46% by Registrant and 54% by Basis.

  MLP made an initial public offering of 7,500,000 common units. Additionally, the underwriters of the transaction have exercised their option to purchase an additional 1,125,000 common units to cover overallotments. The sales of the initial 7,500,000 common units and the 1,125,000 additional common units have been treated in this report on Form 8-K as though both transactions have been completed.

  In accordance with the Agreement, Registrant received cash of approximately $74.9 million and 991,300 subordinated limited partner units in Buyer in exchange for its sale and conveyance of the Business. Except as specifically provided in the Agreement, Registrant retained all liabilities related to the Business arising from the operations, activities and transactions of the Business up through the Closing Date, including various environmental related liabilities. Registrant made various representations and warranties as to itself and the Business and has agreed to indemnify Buyer for any breaches thereof. Claims for breaches of such representations and warranties must be brought before December 3, 2001. Registrant has also agreed to perform, and retain the liability for, the cleaning of certain tanks used in the pipeline operations.

  On the Closing Date, Registrant entered into various agreements with Buyer, MLP and LLC pursuant to the Agreement including (a) a noncompetition agreement prohibiting Registrant from competing with the Business for a period of ten years; (b) an agreement relating to the purchase of crude oil by Registrant for use in its technical fuels business and the sale of crude oil by Registrant from its oil and gas exploration and production business; (c) an agreement whereby Registrant will provide certain transitional services to Buyer; (d) an agreement whereby MLP will sell additional limited partner units to the public and use the proceeds to redeem the subordinated limited partner units in Buyer owned by Registrant after certain conditions are met; and (e) an agreement whereby one-half of the subordinated limited partner units owned by Registrant are pledged to secure Registrant's indemnification of Buyer for environmental liabilities.

  Also at Closing, Registrant entered into an agreement with Salomon which provides (a) an unconditional obligation of Registrant to buy its 46% share of additional limited partner interests ("API's") from Salomon if Registrant (as a member of LLC) has approved an acquisition by Buyer and (b) to the extent API's are outstanding, an obligation by Registrant to purchase 46% of such outstanding API's, but only to the extent of any distributions made to Registrant by Buyer on Registrant's subordinated limited partner units.

Item 7.  Financial Statements and Exhibits

  (a)  Financial Statements of Business Acquired.
       Not applicable

  (b)  Pro Forma Financial Information
       The following unaudited pro forma condensed consolidated financial statements are filed with this report:
       Pro Forma Condensed Consolidated Balance Sheet as of
          September 30, 1996                                        Page F-1
       Pro Forma Condensed Consolidated Statements of Earnings:
          Year Ended December 31, 1995                              Page F-2
          Nine Months Ended September 30, 1996                      Page F-3

     The Pro Forma Condensed Consolidated Balance Sheet of the Registrant as of September 30, 1996, reflects the financial position of the Registrant after giving effect to the disposition of the Business discussed in Item 2 and assumes the disposition took place on September 30, 1996. The Pro Forma Condensed Consolidated Statements of Earnings for the year ended December 31, 1995, and the nine months ended September 30, 1996, assume that the disposition occurred on January 1, 1995, and January 1, 1996, respectively, and are based on the operations of the Registrant for the year ended December 31, 1995 and the nine months ended September 30, 1996.

     The unaudited pro forma condensed consolidated financial statements have been prepared by the Registrant based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Registrant, or of the financial position or results of operations of the Registrant that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that future filings of Registrant's financial statements will reflect the disposition only from December 3, 1996, the Closing Date.

     The Pro Forma Condensed Consolidated Statements of Earnings for the year ended December 31, 1995, and the nine months ended September 30, 1996, assume that all cash proceeds were used to retire debt and therefore reduce interest expense for the periods. The gain on the disposition of the assets is not included in such Pro Forma Condensed Combined Statements of Earnings.

     The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of the Registrant.

  (c)  Exhibits

      2.1 Purchase & Sale and Contribution & Conveyance Agreement, dated as of November 26, 1996, by and among the Registrant, Buyer, the MLP, the LLC and Basis. (Registrant hereby agrees to furnish supplementally to the Securities and Exchange Commission upon request a copy of any omitted schedule or exhibit, all of which are listed in the Table of Contents of the Purchase & Sale and Contribution & Conveyance Agreement.)

      2.2 First Amendment to Purchase & Sale and Contribution & Conveyance Agreement.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HOWELL CORPORATION
                                   (Registrant)


Date:  December 18, 1996           By  /s/ Robert T. Moffett
                                       -----------------------
                                       Robert T. Moffett
                                       Vice President, General Counsel
                                         and Secretary

                         PRO FORMA FINANCIAL INFORMATION
                       HOWELL CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AT SEPTEMBER 30, 1996
                                   (UNAUDITED)
                                                            Pro Forma Adjustments
                                             Historical  Disposition<F1> Other       Pro Forma
                                             ----------  -----------     -----       ---------
            Assets                                           (Dollars in thousands)
Current assets:
     Cash and cash equivalents                $   4,110 $       -     $ (1,556)<F2> $   1,554
                                                                        24,625 <F3>
                                                                       (25,625)<F5>
     Trade accounts receivable                   77,178    (69,625)                     7,553
     Inventories                                  5,476     (3,045)                     2,431
     Other current assets                         1,699       (162)                     1,537
                                              ---------  ---------    --------      ---------
          Total current assets                   88,463    (72,832)    (2,556)         13,075
                                              ---------  ---------    --------      ---------

Property, plant and equipment:
     Oil and gas properties                     278,594         -                     278,594
     Mineral fee interests                       18,188         -                      18,188
     Other                                      112,179    (78,779)                    33,400
     Less accumulated depreciation,
         depletion and amortization           (218,719)      8,444                   (210,275)
                                              ---------  ---------    --------      ---------
          Net property and equipment            190,242    (70,335)               -   119,907
                                              ---------  ---------    --------      ---------
Investment in Genesis LLC and MLP                     -         -         5,006 <F2>   20,504
                                                                         15,498 <F3>
Other assets                                      1,944       (232)                     1,712
                                              ---------  ---------    --------      ---------
          Total assets                        $ 280,649  $(143,399)   $ 17,948      $ 155,198
                                              =========   ========    ========      =========
 Liabilities and Shareholders' Equity

Current liabilities:
     Current portion of long-term debt        $  14,362  $ (6,147)     $ (8,215)<F5>$       -
     Note payable on demand                           -         -         3,450 <F2>    3,450
     Accounts payable                            70,655   (69,328)                      1,327
     Accrued liabilities                          8,589    (3,822)                      4,767
     Accrued income taxes payable                     -         -         2,920 <F4>    2,920
                                              ---------  ---------    --------      ---------

          Total current liabilities              93,606   (79,297)      (1,845)        12,464
                                              ---------  ---------    --------      ---------
Deferred income taxes                            21,659         -         3,949 <F4>   25,608
                                              ---------  ---------    --------      ---------

Other liabilities                                   459         -            -            459
                                              ---------  ---------    --------      ---------
Long-term debt                                   83,805    (42,055)    (17,410) <F5>   24,340
                                              ---------  ---------    --------      ---------
Commitments and contingencies                         -          -           -              -
Total shareholders' equity                       81,120    (22,047)     33,254         92,327
                                              ---------  ---------    --------      ---------
          Total liabilities and
             shareholders' equity             $ 280,649  $(143,399)   $ 17,948      $ 155,198
                                              =========   ========    ========      =========


<F1>
To eliminate assets and liabilities included in the balance sheet of the Business as of September 30, 1996.
<F2>
To reflect the investment in LLC by Registrant. The investment consisted of cash totaling $1.6 million and a note in the amount of $3.5 million. Through its investment in LLC, Registrant holds a general partner interest in both MLP and Buyer.
<F3>
To reflect the net proceeds from the sale of the Business, net of the repayment of debt secured by assets of the Business which was eliminated in (a) above, and the receipt of 991,300 subordinated limited partner units in Buyer.
<F4>
To reflect income tax liabilities related to the transactions.
<F5>
To reflect the use of unexpended net proceeds to reduce other debt of Registrant.

                         PRO FORMA FINANCIAL INFORMATION
                       HOWELL CORPORATION AND SUBSIDIARIES
             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                   (UNAUDITED)
            (dollars and shares in thousands except per share amount)


                                                            Pro Forma Adjustments
                                             Historical  Disposition<F1> Other       Pro Forma
                                             ----------  -----------     -----       ---------

Revenues                                       $673,537  $(630,794)     $    -        $42,743
                                               --------  ---------      ------        -------
Costs and expenses:
     Products including operating expenses      646,676   (617,720)                    28,956
     Selling, general and administrative
        expenses                                 11,748     (4,116)                     7,632
                                               --------  ---------      ------        -------
                                                658,424   (621,836)          -         36,588
                                               --------  ---------      ------        -------
Other income (expense):
     Interest expense                           (7,109)      3,598       2,101 <F2>    (1,410)
     Interest income                                229         (9)                       220
     Equity in earnings of Genesis                    -                  2,100 <F3>     2,100
     Other, net                                     154         (1)                       153
                                               --------  ---------      ------        -------
                                                (6,726)      3,588       4,201          1,063
                                               --------  ---------      ------        -------
Earnings from operations before income taxes      8,387    (5,370)       4,201          7,218
Provision for income taxes                        3,061                   (483) <F4>    2,578
                                               --------  ---------      ------        -------
Net earnings                                   $  5,326  $ (5,370)      $4,684         $4,640
                                               ========  =========      ======        =======

Weighted average shares outstanding               4,869                                 4,869
                                               ========                               =======
Net earnings per common share                  $   0.60                               $  0.46
                                               ========                               =======

<F1>
To eliminate the profit and loss of the Business for the entire period including interest expense related to debt secured by assets of the Business.
<F2>
To reflect the reduction in interest expense due to a revised debt structure that would have existed had the transaction occurred at the beginning of the period.
<F3>
To reflect the Registrant's equity in the pro forma earnings of Buyer and LLC. Such pro forma earnings were determined in accordance with the rules and regulations of the Securities and Exchange Commission.
<F4>
To reflect the change in the provision for income taxes related to (a), (b) and
(c) above.

                         PRO FORMA FINANCIAL INFORMATION
                       HOWELL CORPORATION AND SUBSIDIARIES
             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                                   (UNAUDITED)
            (dollars and shares in thousands except per share amount)

                                                            Pro Forma Adjustments
                                             Historical  Disposition<F1> Other       Pro Forma
                                             ----------  -----------     -----       ---------

Revenues                                       $554,958  $(521,302)     $             $33,656
                                               --------  ---------      ------        -------
Costs and expenses:
     Products including operating expenses      533,731   (509,903)                    23,828
     Selling, general and administrative
        expenses                                  8,589     (3,100)                     5,489
                                               --------  ---------      ------        -------
                                                542,320   (513,003)                    29,317
                                               --------  ---------      ------        -------
Other income (expense):
     Interest expense                           (5,666)      3,034       1,461 <F2>    (1,171)
     Interest income                                 73         (2)                        71
     Equity in earnings of Genesis                    -                  1,630 <F3>     1,630
     Other, net                                       4                                     4
                                               --------  ---------      ------        -------
                                                (5,589)      3,032       3,091            534
                                               --------  ---------      ------        -------
Earnings from operations before income taxes      7,049     (5,267)      3,091          4,873
Provision for income taxes                        2,615                   (808) <F4>    1,807
                                               --------  ---------      ------        -------
Net earnings                                   $  4,434    $(5,267)     $3,899        $ 3,066
                                               ========  =========      ======        =======

Weighted average shares outstanding               4,936                                 4,936
                                               ========                               =======
Net earnings per common share                  $   0.53                               $  0.25
                                               ========                               =======

<F1>
To eliminate the profit and loss of the Business for the entire period including interest expense related to debt secured by assets of the Business.
<F2>
To reflect the reduction in interest expense due to a revised debt structure that would have existed had the transaction occurred at the beginning of the period.
<F3>
To reflect the Registrant's equity in the pro forma earnings of Buyer and LLC. Such pro forma earnings were determined in accordance with the rules and regulations of the Securities and Exchange Commission.
<F4>
To reflect the change in the provision for income taxes related to (a), (b) and
(c) above.